UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2013

Affinity Gaming
(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3755 Breakthrough Way Suite 300 Las Vegas, NV	89135	(702) 341-2400
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 17, 2013, Affinity Gaming (“Affinity,” “we,” “us,” or “our”) and its wholly owned subsidiary, Affinity Gaming Finance Corp. (together with Affinity, the “Issuers”) filed a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to an exchange offer for the Issuers' outstanding $200 million aggregate principal amount of 9% Senior Notes due 2018 (the “2018 Notes”). Certain of our subsidiaries (the “Subsidiary Guarantors”) will be co-registrants with the Issuers, and the Registration Statement registered the guarantees of debt securities by the Subsidiary Guarantors. Accordingly, we will become subject to the requirements of Rule 3-10 of Regulation S-X (“Rule 3-10”) regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. We have included the information required by Rule 3-10 in new Note 21 in our Notes to Consolidated Financial Statements, presented in Exhibit 99.1 to this Current Report on Form 8−K.

You should read this Current Report on Form 8−K in conjunction with our Annual Report on Form 10−K for the year ended December 31, 2012 (“2012 Form 10-K”), as well as our other filings with the SEC. All other information in the 2012 Form 10-K, including the Management's Discussion and Analysis of Financial Condition and Results of Operations section, remains unchanged. This Current Report on Form 8-K does not reflect any subsequent information or events related to the 2012 Form 10-K, other than the supplemental financial information described above.

Item 9.01(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Affinity Gaming

Date:	April 17, 2013	By:	/s/ Donna Lehmann
		Name:	Donna Lehmann
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
23.2	Consent of PricewaterhouseCoopers LLP
99.1	Part II. Item 8. “Financial Statements and Supplementary Data” for the year ended December 31, 2012
101.INS	XBRL Instance Document*
101.SCH	XBRL Taxonomy Extension Schema Document*
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document*
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document*
101.LAB	XBRL Taxonomy Extension Label Linkbase Document*
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document*

*
Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.